**2012 Investor Sheet**

NASDAQ Symbol: MTOX
www.medtox.com

**Strategy:**

- Profitable growth
- Build market share in large markets (relative to our size) by offering high quality products and services, priced competitively and supported by value added services
- Leverage existing infrastructure and technical expertise to improve operating margins and facilitate top line growth
- Drive innovation
- Disciplined execution

## Historical Performance

| | Three Months Ended | Twelve Months Ended | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Period Ending:** | 3/31/12 | 12/31/11 | 12/31/10 | 12/31/09 | 12/31/08 | 12/31/07 | 12/31/06 | 12/31/05 | 12/31/04 | 12/31/03 |
| **Liquidity Ratios** | | | | | | | | | | |
| Current Ratio | 2.6:1 | 2.5:1 | 2.2:1 | 3.2:1 | 2.8:1 | 2.0:1 | 2.1:1 | 2.0:1 | 1.2:1 | 1.1:1 |
| Quick Ratio | 2.3:1 | 2.1:1 | 1.9:1 | 2.8:1 | 2.4:1 | 1.7:1 | 1.6:1 | 1.4:1 | 0.8:1 | 0.8:1 |
| Inventory Turnover (ttm) | 23.6:1 | 23.7:1 | 24.9:1 | 23.4:1 | 22.0:1 | 20.5:1 | 19.7:1 | 19.1:1 | 15.7:1 | 14.4:1 |
| **Profitability Ratios** | | | | | | | | | | |
| Gross Margin | 41% | 41% | 41% | 37% | 42% | 45% | 44% | 43% | 42% | 39% |
| Operating Margin | 8.3% | 6.6% | 4.8% | 2.3% | 11.2% | 12.5% | 11.7% | 8.8% | 7.6% | 2.6% |
| Pre-Tax Margin | 8.2% | 6.5% | 5% | 2% | 10% | 12% | 10% | 7% | 5% | -1% |
| Profit Margin | 5.2% | 4% | 3% | 2% | 6% | 8% | 7% | 5% | 3% | -1% |
| Pre-Tax ROE (ttm) | 14% | 12% | 9% | 3% | 14% | 17% | 15% | 9% | 8% | -1% |
| After Tax ROE (ttm) | 9% | 8% | 6% | 2% | 9% | 12% | 9% | 7% | 5% | -1% |
| Operating Expenses as a Percent of Sales | 33.2% | 34.8% | 36.0% | 34.4% | 31.1% | 32.4% | 32.7% | 34.3% | 34.4% | 36.2% |
| **Revenue Growth** | | | | | | | | | | |
| Revenue Growth | 13.9% | 11.4% | 15.4% | -2.0% | 6.9% | 15.0% | 10.7% | 11.1% | 10.2% | -1.0% |
| 5 year CAGR | | 9.2% | 9.0% | 8.2% | 10.8% | 9.1% | 7.3% | 8.0% | 10.1% | 11.7% |

**Revenue** (in millions)



120.0
100.0
80.0
60.0
40.0
20.0
-
12.0
13.5
14.5
15.8
19.0
19.7
18.3
20.1
22.3
39.4
43.2
48.6
54.0
61.3
66.1
65.9
77.0
85.9
2003
2004
2005
2006
2007
2008
2009
2010
2011
Product Sales
Laboratory Services

**Cash Flows from Operations** (in millions)



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
3.2
6.5
7.7
9.7
12.0
12.3
5.8
10.1
14.4
2003
2004
2005
2006
2007
2008
2009
2010
2011

**Operating Income** (in millions)



12.0
10.0
8.0
6.0
4.0
2.0
-
1.3
4.3
5.5
8.2
10.0
9.6
2.0
4.7
7.2
2003
2004
2005
2006
2007
2008
2009
2010
2011

**Diluted EPS**



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.04)
$0.23
$0.40
$0.52
$0.75
$0.62
$0.15
$0.34
$0.49
2003
2004
2005
2006
2007
2008
2009
2010
2011


Drugs-of-Abuse Testing Services
Annual Revenue (in millions)
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
33.0
38.7
40.0
36.0
39.6
41.3
2006
2007
2008
2009
2010
2011

## Drugs-of-Abuse Testing Services

- Estimated $750 million market
- 2011 revenues
  - $41.3 million, up 4.3% from 2010
  - A strong year over year increase in new business of 13.9% was offset by a 9.6% decrease in revenues from existing clients
  - Growth driver revenues from new clients
- 1Q 2012 revenues
  - Increased 9.7% to $10.6 million, from $9.6 million in the prior-year period
  - Strong quarterly growth of 13.6% in new business was offset by a 3.9% decrease in revenues from our existing client base
- Economic recovery provides opportunity for higher testing volumes from both new and existing clients
- High fixed cost business
- Significant contribution margin on incremental revenues


Clinical and Other Laboratory Services
Annual Revenue (in millions)
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
16.7
18.1
19.3
22.9
29.9
34.9
2006
2007
2008
2009
2010
2011

## Clinical and Other Laboratory Services

- Estimated $50 billion market
  - Clinical toxicology (reference lab)
  - Clinical testing for selected physician office practices and hospitals
  - Clinical testing for occupational health clinics
  - Heavy metal, trace element and solvent analysis
  - Testing prescription/pain management - ToxASSURE®
- Significant investment in 2008 to expanded clinical laboratory capabilities
- Expanded capabilities provides strong basis for growth
  - Anatomic pathology
  - Molecular diagnostics
  - Microbiology
  - Flow cytometry
  - Expanded toxicology and core lab test menus
- Expanded capabilities increased cost of services
  - Short term pressure on gross margin
  - Opportunity for margin expansion as revenues grow
- 2011 revenue increased 16.5% to $34.9 million
- 1Q 2012 revenues increased 25.2%


Clinical Trial Services
Annual Revenue (in millions)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
4.3
4.5
6.8
6.9
7.5
9.7
2006
2007
2008
2009
2010
2011

**Clinical Trial Services**

- Estimated over $1 billion dollar market
- Services provided
  - Central laboratory services
  - Assay development
  - Bio-analytical
  - Bio-equivalence
  - Pharmacokinetic testing
- 2011 revenue increased 28.9% to $9.7 million
- Project oriented and subject to variability

| Revenues: (In thousands) | First Quarter | Second Quarter | Third Quarter | Fourth Quarter |
|---|---|---|---|---|
| 2012 | $ 2,374 | | | |
| 2011 | 2,536 | 2,323 | 2,375 | 2,433 |
| 2010 | 833 | 2,037 | 2,358 | 2,272 |
| 2009 | 2,315 | 1,592 | 2,000 | 1,019 |

- Deferral of projects and client's research and development efforts resulted in reduced revenue in the second half of 2009 and the first quarter of 2010

**2012 Investor Sheet**

MEDTOX

NASDAQ Symbol: MTOX
www.medtox.com

## Laboratory Services Revenue



Drugs-of-Abuse Testing Services
Clinical and Other Laboratory Services
Clinical Trial Services
Laboratory Services Revenue
(in millions)
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 |
|---|---|---|---|---|---|---|
| Drugs-of-Abuse Testing Services | 33.0 | 38.7 | 40.0 | 36.0 | 39.6 | 41.3 |
| Clinical and Other Laboratory Services | 16.7 | 18.1 | 19.3 | 22.9 | 29.9 | 34.9 |
| Clinical Trial Services | 4.3 | 4.5 | 6.8 | 6.9 | 7.5 | 9.7 |

For the year-ended December 31, 2011, the Company's Clinical and Other Laboratory Services and Clinical Trial Services revenues exceeded our laboratory Drugs-of-Abuse Testing Services revenues for the first time.



Total Revenue Breakdown
YE December 31, 2011
21%
38%
9%
32%
Drugs-of-Abuse Testing Services
Clinical and Other Laboratory Services
Clinical Trial Services
Product Sales

**2012 Investor Sheet**

MEDTOX®

NASDAQ Symbol: MTOX
www.medtox.com



Diagnostic Products Revenue
Annual Revenue (in millions)
25.0
20.0
15.0
10.0
5.0
-
15.8
19.0
19.7
18.3
20.1
22.3
2006
2007
2008
2009
2010
2011

**Diagnostic Products - Point-of-Collection Testing Products for Drugs-of-Abuse Testing**

- Estimated $400 - $500 million market
- 2011 revenues $22.3 million
- Q1 2012 revenues increased 15.4%

**Markets**

- **Workplace Drugs-of-Abuse Testing**
  - Economic recovery provides opportunity for growth as hiring activities rebound
- **Criminal Justice and Drug Rehabilitation**
  - ClearCourse®
    - Drug Abuse Recognition System (DARS®)
    - SURE-SCREEN® point-of-collection drug screening
    - Laboratory based confirmation
    - WEBTOX® online data management
- **Hospital**
  - PROFILE® ER product line
  - Drug detection in patients seen in the hospital and emergency rooms
  - MEDTOXScan® Drugs-of-Abuse Test System



MEDTOX

## MEDTOX SCIENTIFIC, INC.
## CONSOLIDATED STATEMENTS OF INCOME
**(In thousands, except share and per share data)**
**(Unaudited)**

| | Three Months Ended December 31, 2011 | Three Months Ended December 31, 2010 | Twelve Months Ended December 31, 2011 | Twelve Months Ended December 31, 2010 |
|---|---|---|---|---|
| REVENUES: | | | | |
| Laboratory services: | | | | |
| Drugs-of-abuse testing services | $ 10,116 | $ 10,278 | $ 41,343 | $ 39,624 |
| Clinical & other laboratory services | 8,859 | 7,527 | 34,852 | 29,923 |
| Clinical trial services | 2,433 | 2,272 | 9,667 | 7,500 |
| Product sales | 5,506 | 4,879 | 22,287 | 20,054 |
| | 26,914 | 24,956 | 108,149 | 97,101 |
| COST OF REVENUES: | | | | |
| Cost of services | 13,796 | 12,501 | 54,346 | 49,036 |
| Cost of sales | 2,180 | 2,068 | 8,968 | 8,425 |
| | 15,976 | 14,569 | 63,314 | 57,461 |
| GROSS PROFIT | 10,938 | 10,387 | 44,835 | 39,640 |
| OPERATING EXPENSES: | | | | |
| Selling, general and administrative | 8,606 | 8,633 | 35,144 | 32,691 |
| Research and development | 635 | 563 | 2,519 | 2,261 |
| | 9,241 | 9,196 | 37,663 | 34,952 |
| INCOME FROM OPERATIONS | 1,697 | 1,191 | 7,172 | 4,688 |
| OTHER INCOME (EXPENSE): | | | | |
| Interest expense | - | (8) | (49) | (10) |
| Other income (expense) | (201) | 139 | (112) | 167 |
| | (201) | 131 | (161) | 157 |
| INCOME BEFORE INCOME TAX EXPENSE | 1,496 | 1,322 | 7,011 | 4,845 |
| INCOME TAX EXPENSE | (546) | (542) | (2,559) | (1,828) |
| NET INCOME | $ 950 | $ 780 | $ 4,452 | $ 3,017 |
| BASIC EARNINGS PER COMMON SHARE | $ 0.11 | $ 0.09 | $ 0.50 | $ 0.35 |
| DILUTED EARNINGS PER COMMON SHARE | $ 0.11 | $ 0.09 | $ 0.49 | $ 0.34 |
| WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: | | | | |
| Basic | 8,864,827 | 8,799,744 | 8,853,643 | 8,715,391 |
| Diluted | 9,038,789 | 8,958,226 | 9,035,895 | 8,867,530 |

**2012 Investor Sheet**

MEDTOX®

NASDAQ Symbol: MTOX
www.medtox.com

**MEDTOX SCIENTIFIC, INC.**
**CONDENSED CONSOLIDATED STATEMENTS OF INCOME**
**(In thousands, except share and per share data)**
**(Unaudited)**

| | Three Months Ended March 31, 2012 | Three Months Ended March 31, 2011 |
|---|---|---|
| REVENUES: | | |
| Laboratory services: | | |
| Drugs-of-abuse testing services | $ 10,578 | $ 9,640 |
| Clinical & other laboratory services, net | 9,185 | 7,336 |
| Clinical trial services | 2,374 | 2,536 |
| Product sales | 6,443 | 5,585 |
| | 28,580 | 25,097 |
| COST OF REVENUES: | | |
| Cost of services | 14,050 | 12,952 |
| Cost of sales | 2,674 | 2,333 |
| | 16,724 | 15,285 |
| GROSS PROFIT | 11,856 | 9,812 |
| OPERATING EXPENSES: | | |
| Selling, general and administrative | 8,807 | 7,985 |
| Research and development | 689 | 594 |
| | 9,496 | 8,579 |
| INCOME FROM OPERATIONS | 2,360 | 1,233 |
| OTHER (EXPENSE) INCOME: | | |
| Interest expense | - | (24) |
| Other (expense) income | (4) | 16 |
| | (4) | (8) |
| INCOME BEFORE INCOME TAX EXPENSE | 2,356 | 1,225 |
| INCOME TAX EXPENSE | (860) | (447) |
| NET INCOME | $ 1,496 | $ 778 |
| BASIC EARNINGS PER COMMON SHARE | $ 0.17 | $ 0.09 |
| DILUTED EARNINGS PER COMMON SHARE | $ 0.17 | $ 0.09 |
| WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: | | |
| Basic | 8,875,786 | 8,850,228 |
| Diluted | 9,065,565 | 9,043,757 |

2012 Investor Sheet

NASDAQ Symbol: MTOX
www.medtox.com

## Summary

- Solid positions in large markets relative to our size
- Increased revenue diversification
- Growth drivers in non-employment related areas
- Opportunity for margin expansion
- Strong balance sheet and positive cash flow



Medtox Scientific, Inc.
MTOX
May 18, 2012
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Jul 11
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Millions

Yahoo Finance

## National Lab Outreach



Each indicator represents an active client location for MEDTOX Lab services